                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Amendment No. 1 to Registration Statement on Form S-4 [No. 333-64580] of Cantel Medical Corp. of our report dated May 16, 2001 relating to the financial statements of Minntech Corporation, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


Minneapolis, Minnesota
July 30, 2001